                                                                    EXHIBIT 10.1
                                                                    ------------

                       PARAMETRIC TECHNOLOGY CORPORATION
                       1997 INCENTIVE STOCK OPTION PLAN



1.  PURPOSE

          The purpose of the Parametric Technology Corporation 1997 Incentive Stock Option Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

2.  DEFINITIONS

          "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

          "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Options to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "Non- Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

          "Common Stock" or "Stock" means the Common Stock, $.01 par value, of the Company.

          "Company" means Parametric Technology Corporation.

          "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

          "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

          "Incentive Stock Option"  -  See Section 6(a).

          "Nonstatutory Stock Option"  -  See Section 6(a).

          "Option" - Unless the context otherwise requires, an Incentive Stock Option or a Nonstatutory Stock Option.

          "Participant" means a person selected by the Committee to receive an Option under the Plan.

          "Reporting Person" means a person subject to Section 16 of the Exchange Act.

3.  ADMINISTRATION

          The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions of the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Options to Participants who are not Reporting Persons or covered employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Options for all such Participants and a maximum for any one Participant.

4.  ELIGIBILITY

          All employees and, in the case of Nonstatutory Stock Options, consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

5.  STOCK AVAILABLE FOR OPTIONS

          (a) AMOUNT. Subject to adjustment under subsection (b), Options may be granted under the Plan for up to 6,000,000 shares of Common Stock. If any Option expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were granted, the shares subject to such Option, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for grant under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grant under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (b) ADJUSTMENT. In the event of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other transaction affecting the Common Stock, then (subject in the case of Incentive Stock Options to any limitation required under the Code) (i) the number and kind of shares in respect of which Options may be granted under the Plan, (ii) the number and kind of shares subject to outstanding Options, and (iii) the exercise price with respect to any of the foregoing shall be proportionately adjusted to the extent required equitably to preserve the benefits available hereunder, provided that the number of shares subject to any Option shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Option.

          (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options that may be granted to any Participant in the aggregate in any calendar year shall not exceed 1,000,000 shares, subject to adjustment under subsection (b) above.

6.  STOCK OPTIONS

          (a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant Options to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

          (b) TERMS AND CONDITIONS. Each Option shall have a term no longer than ten years from the date of grant and shall be exercisable at the time(s) and subject to the terms and conditions set forth in the respective form of option certificate included in Appendix I hereto or as the Committee may otherwise specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (c) PAYMENT. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or shares of Common Stock owned by the Participant or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including a payment commitment of a financial or brokerage institution, as the Committee may determine.

7.  TERMINATION OF EMPLOYMENT OR ENGAGEMENT

          If the Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason (voluntary or involuntary) and the period of exercisability for a particular Option following such termination has not been specified by the Board, each such Option then held by that Participant shall expire to the extent not previously exercised ten (10) calendar days after such Participant's employment or engagement is terminated, except that -
                                        ------ ----

               (a) If the Participant is on military, sick leave or other bona
                                                                          ----
fide leave of absence (such as temporary employment by the federal government),
----
his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant's right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Participant's employment or engagement will be deemed to have terminated on the 91st day of such leave.

               (b) If the Participant's employment is terminated by reason of his or her retirement from the Company at normal retirement age, each Option then held by the Participant, to the extent exercisable at retirement, may be exercised by the Participant at any time within three (3) months after such retirement unless terminated earlier by its terms.

               (c) If the Participant's employment or engagement is terminated by reason of his or her death, each Option then held by the Participant, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Participant's option rights pass by will or by the applicable laws of descent and distribution.

               (d) If the Participant's employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each Option then held by the Participant, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Participant at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be "permanently and totally disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

8.  GENERAL PROVISIONS APPLICABLE TO OPTIONS

          (a) LIMITATIONS ON TRANSFERABILITY. Options shall not be transferable by the recipient other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative; provided that the Committee may in its discretion waive such restriction in any case.

          (b) DOCUMENTATION. Each Option under the Plan shall be evidenced by a written stock option certificate delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

          (c) COMMITTEE DISCRETION. Options may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Committee at the time of grant or at any time thereafter.

          (d) DIVIDENDS AND CASH OPTIONS. In the discretion of the Committee, any Option under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Options under the Plan) currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Option.

          (e) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Option in the event of a change in control (as defined by the Committee) of the Company, the Committee in its discretion may, at the time an Option is granted or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the value that would have been received upon the exercise of the Option had the Option been exercised upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

          (f) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Option under the Plan, which loans may be secured by any security, including Common Stock, underlying such Option (provided that the loan shall not exceed the Fair Market Value of the security subject to such Option), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

          (g) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, the Participant may pay any taxes due with respect to an Option in whole or in part in shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

          (h) FOREIGN NATIONALS. Options may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

          (i) AMENDMENT OF OPTION. The Committee may amend, modify or terminate any outstanding Option in any respect, including converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant. The Committee shall not, without further approval of the stockholders of the Company, authorize the amendment of any outstanding option to reduce the option price. Furthermore, no option shall be canceled and replaced with options having a lower option price or base price without approval of the stockholders of the Company.

9.  MISCELLANEOUS

          (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Option. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Option hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

          (b) EFFECT OF GRANT. Participant shall not earn any Options granted hereunder until such time as all the conditions put forth herein which are required to be met in order to exercise the Option have been fully satisfied.

          (c) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

          (d) EFFECTIVE DATE. Subject to the approval of the stockholders of the Company, the Plan shall be effective on the date of its approval by the Board.

          (e) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any stockholder approval that the Board determines to be necessary or advisable.

          (f) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Massachusetts.

          (g) COMPLETE AGREEMENT The Plan constitutes the complete understanding of the parties regarding the subject matter hereof and supersedes all prior contemporaneous agreements of the parties, whether written or oral. This Plan may be amended, altered, or modified only by a writing, specifying such amendment, alteration or modification, signed by both parties.

_______________________________________


Adopted at the November 14, 1996 Board of Directors Meeting.
Approved at the 1997 Annual Meeting of Stockholders.

                                   APPENDIX I
No. __________                                                  _________ Shares


                       PARAMETRIC TECHNOLOGY CORPORATION
                        1997 INCENTIVE STOCK OPTION PLAN

                       Incentive Stock Option Certificate


       Parametric Technology Corporation (the "Company"), a Massachusetts corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the "Option") under and subject to the Company's 1997 Incentive Stock Option Plan (the "Plan") exercisable on the following terms and conditions set forth below and those attached hereto and in the Plan:

  Name of Optionholder:               ____________________________
  Address:                            ____________________________
                                      ____________________________

  Social Security No.                 ____________________________

  Number of Shares:                             __________________
  Option Price:                                 __________________
  Date of Grant:                                __________________

  Exercisability Schedule:  After       , 19   , as to ______ shares,
                            after       , 19   , as to ______ additional shares,
                            after       , 19   , as to ______ additional shares,
                            after       , 19   , as to ______ additional shares,
                            after       , 19   , as to ______ additional shares.

  Expiration Date:                              __________________


       This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

       By acceptance of this Option, the Optionholder agrees to the terms and conditions set forth above and those attached hereto and in the Plan.


  OPTIONHOLDER                      PARAMETRIC TECHNOLOGY CORPORATION



  By:___________________________    By: ____________________________

       PARAMETRIC TECHNOLOGY CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

                  INCENTIVE STOCK OPTION TERMS AND CONDITIONS


       1.  Plan Incorporated by Reference.  This Option is issued pursuant to
           ------------------------------
the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Corporate Counsel of the Company.

       2.  Option Price.  The price to be paid for each share of Common Stock
           ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

       3.  Exercisability Schedule.  This Option may be exercised at any time
           -----------------------
and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

       4.  Method of Exercise.  To exercise this Option, the Optionholder shall
           ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

     5.  No Right To Employment. No person shall have any claim or right to be
         ----------------------
granted an Option. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Option hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

     6.  Effect of Grant.  Participant shall not earn any Options granted
         ----------------
hereunder until such time as all the conditions put forth herein and in the Plan which are required to be met in order to exercise the Option have been fully satisfied.

     7.  Recapitalization, Mergers, Etc.  As provided in the Plan, in the event
         ------------------------------
of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

     8.  Option Not Transferable.  This Option is not transferable by the
         -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

     9.  Termination of Employment or Engagement.  If the Optionholder's status
         ----------------------------------------
as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason (voluntary or involuntary) and the period of exercisability for a particular Option following such termination has not been specified by the Board, each such Option then held by that Participant shall expire to the extent not previously exercised ten (10) calendar days after such Participant's employment or engagement is terminated, except that -
------ ----

(a) If the Participant is on military, sick leave or other bona fide leave of
                                                           ---- ----
absence (such as temporary employment by the federal government), his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant's right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Participant's employment or engagement will be deemed to have terminated on the 91st day of such leave.

(b) If the Participant's employment is terminated by reason of his or her retirement from the Company at normal retirement age, each Option then held by the Participant, to the extent exercisable at retirement, may be exercised by the Participant at any time within three (3) months after such retirement unless terminated earlier by its terms.

(c) If the Participant's employment or engagement is terminated by reason of his or her death, each Option then held by the Participant, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Participant's option rights pass by will or by the applicable laws of descent and distribution.

(d) If the Participant's employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each Option then held by the Participant, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Participant at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be "permanently and totally disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

     10.  Compliance with Securities Laws.  It shall be a condition to the
          -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issuance upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

     11.  Payment of Taxes.  The Optionholder shall pay to the Company, or make
          ----------------
provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

     12.  Notice of Sale of Shares Required.  The Optionholder agrees to notify
          ---------------------------------
the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.


                                                       Adopted November 14, 1996

No._________                                                    _________ Shares



                       PARAMETRIC TECHNOLOGY CORPORATION
                        1997 INCENTIVE STOCK OPTION PLAN

                     Nonstatutory Stock Option Certificate


       Parametric Technology Corporation (the "Company"), a Massachusetts corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the "Option") under and subject to the Company's 1997 Incentive Stock Option Plan (the "Plan") exercisable on the following terms and conditions set forth below and those attached hereto and in the Plan:

Name of Optionholder:                 ____________________________
Address:                              ____________________________
                                      ____________________________

Social Security No.                   ____________________________

Number of Shares:                               __________________
Option Price:                                   __________________
Date of Grant:                                  __________________

Exercisability Schedule:  After         , 19   , as to ______ shares,
                          after         , 19   , as to ______ additional shares,
                          after         , 19   , as to ______ additional shares,
                          after         , 19   , as to ______ additional shares,
                          after         , 19   , as to ______ additional shares.

Expiration Date:                                __________________


       This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

       By acceptance of this Option, the Optionholder agrees to the terms and conditions set forth above and those attached hereto and in the Plan.


OPTIONHOLDER                        PARAMETRIC TECHNOLOGY CORPORATION



By: ____________________________    By: ____________________________

       PARAMETRIC TECHNOLOGY CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

                 NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS


     1.  Plan Incorporated by Reference.  This Option is issued pursuant to the
         ------------------------------
terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Corporate Counsel of the Company.

     2.  Option Price.  The price to be paid for each share of Common Stock
         ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

     3.  Exercisability Schedule.  This Option may be exercised at any time and
         -----------------------
from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

     4.  Method of Exercise.  To exercise this Option, the Optionholder shall
         ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

     5.  No Right To Employment. No person shall have any claim or right to be
         ----------------------
granted an Option. Each employee of the Company or any of its Affiliates is an employee-at-will (that is to say that either the Participant or the Company or any Affiliate may terminate the employment relationship at any time for any reason or no reason at all) unless, and only to the extent, provided in a written employment agreement for a specified term executed by the chief executive officer of the Company or his duly authorized designee or the authorized signatory of any Affiliate. Neither the adoption, maintenance, nor operation of the Plan nor any Option hereunder shall confer upon any employee of the Company or of any Affiliate any right with respect to the continuance of his/her employment by the Company or any such Affiliate nor shall they interfere with the right of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

     6.  Effect of Grant.  Participant shall not earn any Options granted
         ----------------
hereunder until such time as all the conditions put forth herein and in the Plan which are required to be met in order to exercise the Option have been fully satisfied.

     7.  Recapitalization, Mergers, Etc.  As provided in the Plan, in the event
         ------------------------------
of corporate transactions affecting the Company's outstanding Common Stock, the number and kind of shares subject to this Option and the exercise price hereunder shall be equitably adjusted. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

     8.  Option Not Transferable.  This Option is not transferable by the
         -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

     9.  Termination of Employment or Engagement.  If the Optionholder's status
         ----------------------------------------
as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason (voluntary or involuntary) and the period of exercisability for a particular Option following such termination has not been specified by the Board, each such Option then held by that Participant shall expire to the extent not previously exercised ten (10) calendar days after such Participant's employment or engagement is terminated, except that -
                                                           ------ ----

       (a) If the Participant is on military, sick leave or other bona fide
                                                                  ---- ----
leave of absence (such as temporary employment by the federal government), his or her employment or engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant's right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Participant's employment or engagement will be deemed to have terminated on the 91st day of such leave.

       (b) If the Participant's employment is terminated by reason of his or her retirement from the Company at normal retirement age, each Option then held by the Participant, to the extent exercisable at retirement, may be exercised by the Participant at any time within three (3) months after such retirement unless terminated earlier by its terms.

       (c) If the Participant's employment or engagement is terminated by reason of his or her death, each Option then held by the Participant, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by the person(s) to whom the Participant's option rights pass by will or by the applicable laws of descent and distribution.

       (d) If the Participant's employment or engagement is terminated by reason of his or her becoming permanently and totally disabled, each Option then held by the Participant, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Participant at any time within one
(1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be "permanently and totally disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

     10.  Compliance with Securities Laws.  It shall be a condition to the
          -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issuance upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

     11.  Payment of Taxes.  The Optionholder shall pay to the Company, or make
          ----------------
provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.


                                                       Adopted November 14, 1996